LONDON PACIFIC LIFE & ANNUITY COMPANY

                            LPLA SEPARATE ACCOUNT ONE

                        Supplement dated January 27, 1997 to

                           Prospectus date May 1, 1996

The following paragraph replaces the second paragraph under "Highlights."

         The Contract  may be returned to the Company for any reason  within ten
         (10) calendar days, or for a longer period in states where required, (thirty (30) calendar days if purchased by individuals in California who are 60 years of age or older on the Issue Date, or twenty (20) calendar day of the date of receipt with respect to the circumstances described in (c) below) after its receipt by the Owner ("Right to Examine Contract"). It may returned to the Company at its Annuity Service Center (or the agent through whom it was purchased in the state of Washington). When the Contract is received by the Company at its Annuity Service Center, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value next computed after receipt of the Contract by the Company at its Annuity Service Center except in the following circumstances: (a) where the Contract is purchased pursuant to an Individual Retirement Annuity;
         (b) in those states which require the Company to refund Contributions, less withdrawals; or (c) in the case of Contracts which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Contributions, less withdrawals. With respect to the circumstances described in (a), (b) and (c) above, the Company will refund the greater of Contributions, less any withdrawals, or the Contract Value, (in Idaho, the Company will refund Contributions, less withdrawals) and will allocate initial Contributions to the Salomon Money Market Sub-Account (except for any Contribution to be allocated to the Fixed Account as elected by the Owner) until the expiration of the Right to Examine Contract period plus five (5) days. Upon the expiration of the Right to Examine Contract period plus five days, the Sub-Account value of the Salomon Money Market Sub-Account will be allocated to the Separate Account in accordance with the election made by the Owner at the time the Contract is issued.

The following replaces certain information contained in the Prospectus:

         In the state of North Dakota, the Contract Maintenance Charge is $30.

         In the states of South Carolina, Texas and Washington, during the Accumulation Period and in the event of a total withdrawal, the Company deducts the Contract Maintenance Charge only by canceling Accumulation Units from each applicable Sub-Account.

         In the state of Washington, the Owner may make a withdrawal on the Annuity Date.